SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549


	FORM 8-K


	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 14, 2009

            TRANSTECH INDUSTRIES, INC.
(Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)564-3122

(Former name or former address, if changed
since last report.)                                Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.
							Page 1 of 5 pages
Item 8.01.  OTHER EVENTS.

Press Release.

	The following is the text of the press release dated August 14, 2009 reporting Transtech Industries, Inc.'s results of operations for the quarter ended June 30, 2009.

TRANSTECH INDUSTRIES, INC. REPORTS RESULTS
FOR THE QUARTER ENDED JUNE 30, 2009

	PISCATAWAY, N.J., August 14, 2009 - Robert V. Silva, President and Chief Executive Officer of Transtech Industries, Inc. (OTC BULLETIN BOARD:TRTI) announced the results of operations for the three and six month periods ended June 30, 2009. The Company's subsidiaries perform environmental services and generate electricity utilizing methane gas as fuel.

	Revenues for the electricity generation segment for the three and six month periods ended June 30, 2009 were $94,000 and $205,000, respectively, versus $213,000 and $372,000 reported for the those periods in 2008. The decrease in revenue was due to a decline in the price received per kilowatt generated as the kilowatt output was comparable for the periods. Gross revenues of the environmental services segment for the three and six month periods ended June 30, 2009 were $178,000 and $331,000, respectively, versus $218,000 and $437,000 reported for the those periods last year. The environmental services performed in the periods were conducted on sites owned or leased by members of the consolidated group and therefore eliminated in the calculation of net revenues.

	The cost of operations for the three and six month periods ended June 30, 2009 were $509,000 and $1,209,000, respectively, versus $712,000 and
$1,417,000 reported for the periods in 2008. The net decrease in costs was primarily due to a decrease in professional fees and general operating expenses.

	Other income for the three and six month periods ended June 30, 2009 was $316,000 and $455,000, respectively, versus $138,000 and $259,000 reported for the periods in 2008.

	No income tax benefit was recognized for the periods in 2009 while benefits of $31,000 and $175,000 were reported for the three and six month periods in 2008, respectively.

	Net loss for the three and six month periods ended June 30, 2009 was $99,000, or $.03 per share, and $549,000, or $.18 per share, respectively.
 Net loss reported for the three and six month periods in 2008 was $330,000, or $.11 per share, and $610,000, or $.20 per share, respectively.

	The Company and certain subsidiaries previously participated in the waste recovery and waste management industries. The Company continues to incur administrative and legal expenses on matters related to its past participation in those industries. In addition, the Company may incur significant remediation and post-closure costs related to sites of past operations in excess of amounts accrued for such costs.

	During July 2009, appeal courts rejected the Company's challenge of decisions made in two separate matters. During 2007 the Company brought suit to obtain an accounting of $16 million it had contributed toward the remediation of the SCP Superfund Site. During July 2009, an appeals court affirmed the lower court's 2007 denial of the Company's request. During 2008 the Township of Edison in New Jersey brought suit to commence condemnation proceedings on a 0.48 acre portion of riverfront property owned by the Company. During July 2009 an appeals court affirmed the lower court's 2008 decision in favor of the Township. The property had been valued by the Township's appraiser at $17,000. The Company's challenge of that valuation continues. The Company is evaluating its remaining options with respect to these matters.

	Presented below are the unaudited consolidated balance sheet of the Company as of June 30, 2009 and comparative consolidated statements of operations for the three and six month periods ended June 30, 2009 and 2008.

TRANSTECH INDUSTRIES, INC.
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
As of June 30, 2009
(Unaudited, in $000's)

Assets
  Cash and cash equivalents                              $   708
  Marketable securities                                    1,999
  Restricted escrow accounts                               1,057
  Other current assets                                       452
     Total current assets                                  4,216
  Restricted escrow accounts                               5,489
  Other assets                                             2,019
     Total assets                                        $11,724

Liabilities and Stockholders' Equity
  Total current liabilities                              $ 1,606
  Income taxes payable                                       496
  Accrued post-closure costs                               7,088
  Other liabilities                                           55
  Stockholders' equity                                     2,479
     Total Liabilities and Stockholders' Equity          $11,724

CONSOLIDATED STATEMENTS OF OPERATIONS
(In $000's, except per share data)

                                          For the Three Months
                                              Ended June 30,
                                           2009            2008
  Gross Revenues                          $ 272           $ 431
  Less: Eliminations                       (178)           (218)
  Net Revenues                               94             213
  Cost of Operations                       (509)           (712)
  Other Income                              316             138
  Income Tax Benefit                         -               31
  Net Loss                                $ (99)          $(330)
  Loss per common share:
    Net Income Loss                       $(.03)          $(.11)
  Number of shares used in
    calculation                       2,979,190       2,979,190

                                           For the Six Months
                                              Ended June 30,
                                           2009            2008
  Gross Revenues                         $  536          $  809
  Less: Eliminations                       (331)           (437)
  Net Revenues                              205             372
  Cost of Operations                     (1,209)         (1,416)
  Other Income                              455             259
  Income Tax Benefit                         -              175
  Net Loss                               $ (549)         $ (610)
  Loss per common share:
    Net Loss                             $ (.18)         $ (.20)
  Number of shares used in
    calculation                       2,979,190       2,979,190

	This news release may contain forward-looking statements as defined by federal securities laws, that are based on current expectations and involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risks and uncertainties include among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's ability to successfully identify new business opportunities; changes in the industry; competition; the effect of regulatory and legal proceedings. The forward-looking statements contained in this news release speak only as of the date of release; and the Company does not undertake to revise those forward-looking statements to reflect events after the date of this release.

	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	TRANSTECH INDUSTRIES, INC.
	(Registrant)


	By: /s/ Andrew J. Mayer, Jr.
	   Andrew J. Mayer, Jr., Vice
	   President-Finance, Chief
	   Financial Officer and
	   Secretary

Dated:  August 14, 2009